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                                                                   EXHIBIT 10.33
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                                                                    1. CONTRACT ID NO.                               PAGE OF PAGES
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                N01-HB-07148                                    1       2
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2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.         5. PROJECT NO. (If applicable)
           Four (4)                  See Block 16C.                      N/A
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6. ISSUED BY                  CODE                        7. ADMINISTERED BY (If other than Item 6)            CODE
                                   --------------                                                                   --------------
National Institutes of Health                             BDR Contracts Section, COB, DEA, NHLBI
National Heart, Lung, and Blood Institute                 AIIN: 268907148
6701 Rockledge Drive (RKL2), MSC 7902                     OMB No. 0990-0115                         TN#0043
Bethesda, MD 20892-7902
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8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     (X) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ---
                                                                                    -----------------------------------------------
                                                                                    9B. DATED (SEE ITEM 13)
Gen-Probe, Inc.
10210 Genetic Center Drive                                                       --------------------------------------------------
San Diego, California 92121-4362                                                    10A. MODIFICATION OF CONTRACT/ORDER
                                                                                         NO.
                                                                                             N01-HB-07148
                                                                                (X) -----------------------------------------------
--------------------------------------------------------------------------------    10B. DATED (SEE ITEM 13)
CODE                                    FACILITY CODE                                        January 1, 2000
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                                        11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS
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[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                        [  ] is extended, [  ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)
O.C. 25.55     Doc. No. 300N1HB07148A     DUNS 115337123     EIN: 1-33-0044608-A2
            C.A.N. 1-8424361                                                 FY '01 FUNDS OBLIGATED TO THIS MODIFICATION $2,930,140
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                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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[X]   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
----     ORDER NO. IN ITEM 10A.

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      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

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     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

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X     D. OTHER (Specify type of modification and authority)

      ARTICLE B.2. ESTIMATED COST
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E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return 2 copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To provide incremental funding to support the contract through the completion date of 12/31/02.

AMOUNT:        Previously Allotted                $4,822,739
               Allotted by this modification      $2,930,140
               Amount to be obligated             $    0
                                                  ----------
               CONTRACT TOTAL                     $7,752,879 (UNCHANGED)

CONTRACT TYPE: Cost-Reimbursement (Unchanged)     EXPIRATION DATE: December 31, 2002 (UNCHANGED)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)               16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                                   Lynda A. Bindseil
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15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                         16C. DATE SIGNED

                                                            BY /s/ LYNDA A. BINDSEIL                                 9/24/01
   ----------------------------------------                    ----------------------------------------
   (Signature of person authorized to sign)                    (Signature of Contracting Officer)
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NSN 7540-01-152-8070                                         30-105                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                         Prescribed by GSA
                                                                                                                FAR (48 CFR) 53.243
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Gen-Probe, Inc.
Contract N0I-HB-07148
Modification No. 4

1)    ARTICLE B.2. ESTIMATED COST, is hereby replaced as follows:

      "ARTICLE B.2. ESTIMATED COST

        a. This is a cost-sharing contract. The total estimated cost of performing the work under this contract is $13,539,951. For further provisions regarding the specific cost-sharing arrangement, see ARTICLE B.4. ADVANCE UNDERSTANDINGS.

        b. For purpose of the clause of the General Clauses entitled LIMITATION OF FUNDS, the total estimated cost to the Government is $7,752,879.

        c. Total funds currently available for payment and allotted to this contract is increased by $2,930,140, from $4,822,739 to $7,752,879.
            For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

        d. It is estimated that the amount currently allotted will cover performance of the contract through December 31, 2002. The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

        e. Future increments to be allotted to this contract are estimated as follows:

                                      $-0-"



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